SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2006

INTERNATIONAL SMART SOURCING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14753	11-3423157
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

320 Broad Hollow Road Farmingdale, New York	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 293-4650

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

          On June 29, 2006, Company entered into agreement with Citibank N.A. to extend its uncommitted line of credit until June 30, 2007.  The extension is on the same terms and conditions as the Letter Agreement between Citibank, N.A. and International Smart Sourcing, Inc. agreed to and accepted as of May 19, 2006, the Master Note dated as of May 19, 2006 and other related documents.

Exhibits

10.1	Letter Agreement between Citibank, N.A. and International Smart Sourcing, Inc. agreed to and accepted as of June 29, 2006.

10.2	Master Promissory Note by International Smart Sourcing, Inc. in favor of Citibank, N.A. dated as of June 29, 2006.

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 5, 2006

INTERNATIONAL SMART SOURCING, INC.

By:	/s/ DAVID HALE

David Hale
Chairman of the Board of Directors, President and Acting Chief Financial Officer